UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 10, 2006
Date of Report
(Date of earliest event reported)

EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits

SIGNATURES

Exhibit Index
Exhibit 2.1 - Purchase and Sale Agreement between EV Properties, L.P. and Five States Energy Company dated November 10, 2006
Exhibit 2.2 - Purchase and Sale Agreement between EV Properties, L.P. and Five States Energy Company dated November 10, 2006
Exhibit 99.1 - Press Release dated November 13, 2006
Exhibit 99.2 - Press Release dated November 14, 2006

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2006, EV Properties, L.P., a partnership wholly owned by EV Energy Partners, L.P., entered into two definitive purchase and sale agreements with Five States Energy Company, LLC (“Five States Energy”) to acquire certain oil and gas properties located in Northern Louisiana, East Texas, Western Oklahoma and West Texas for a total purchase price of $28.5 million from Five States Energy. Both acquisitions, which are expected to close during the second half of December, 2006, are subject to customary closing conditions and purchase price adjustments, but neither is conditioned on the closing of the other transaction. The foregoing description of the acquisitions is not complete and is qualified in its entirety by reference to the full text of the purchase and sale agreements, a copy of which is filed as Exhibit 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

EV Energy Partners, L.P. will finance the acquisitions with borrowings under its existing credit facility, and, consistent with its strategy of hedging a significant portion of its production, intends to enter into arrangements to hedge a substantial portion of the acquired production volumes at closing.

A copy of the press release announcing these two acquisitions is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

EV Energy Partners, L.P. announced the filing of its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2006.

A copy of the press release dated November 14, 2006 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 13, 2006, Mr. Frederick Dwyer was appointed by the directors of EV Management, LLC to the position of Controller and Principal Accounting Officer.

A copy of the press release dated November 14, 2006 that includes the announcement of Mr. Dwyer’s appointment is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1* 2.2* 99.1

Purchase and Sale Agreement by and among EV Properties, L.P. and Five States Energy Company, LLC dated November 10, 2006

Purchase and Sale Agreement by and among EV Properties, L.P. and Five States Energy Company, LLC dated November 10, 2006

Press Release dated November 13, 2006

99.2
Press Release dated November 14, 2006

* The schedules to these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P.
(Registrant)
By: EV Energy GP, L.P.,
its general partner
By: EV Management, L.L.C.,
its general partner

Date: November 17, 2006	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1* 2.2* 99.1

Purchase and Sale Agreement by and among EV Properties, L.P. and Five States Energy Company, LLC dated November 10, 2006

Purchase and Sale Agreement by and among EV Properties, L.P. and Five States Energy Company, LLC dated November 10, 2006

Press Release dated November 13, 2006

99.2
Press Release dated November 14, 2006

* The schedules to these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.